Exhibit 99.1

Chimera Investment Corporation Announces 1-for-3 Reverse Stock Split

NEW YORK--(BUSINESS WIRE) (May 10, 2024) Chimera Investment Corporation (NYSE: CIM) (the “Company” or “Chimera”) announced today that its Board of Directors has unanimously approved a reverse stock split of the Company’s common stock at a ratio of 1-for-3.

1-for-3 Reverse Stock Split

The reverse stock split is expected to take effect following the close of business on May 21, 2024 (the “Effective Time”). Accordingly, at the Effective Time, every three issued and outstanding shares of the Company’s common stock will be converted into one share of the Company’s common stock. The Company’s common stock is expected to begin trading on the New York Stock Exchange on a post-reverse stock split basis beginning on May 22, 2024, under a new CUSIP number: 16934Q 802.

The Company is implementing the reverse stock split with the objective of reducing Chimera’s number of shares of common stock outstanding to more closely align with the number of common shares outstanding for companies of a similar market capitalization. As a result of the reverse stock split, the number of outstanding shares of Chimera’s common stock will be reduced from approximately 241.4 million to approximately 80.5 million. Concurrently, the number of shares of common stock the Company is authorized to issue will be reduced from 500 million to 166.7 million. Furthermore, the Company believes the reverse stock split will make the common stock more attractive to a broader range of investors, which has the potential to reduce share price volatility over time.

No fractional shares will be issued in connection with the reverse stock split. Instead, each stockholder that would hold fractional shares as a result of the reverse stock split will be entitled to receive, in lieu of such fractional shares, cash in an amount based on the closing price of the Company's common stock on the New York Stock Exchange on May 21, 2024. The reverse stock split will apply to all of the Company’s outstanding shares of common stock and therefore will not affect any stockholder’s ownership percentage of shares of the Company’s common stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. Stockholders of record will be receiving information from Computershare Trust Company, N.A., the Company’s transfer agent (“Computershare”), regarding their stock ownership following the reverse stock split and, if applicable, payments of cash in lieu of fractional shares.

Stockholders with certificated shares of common stock will receive a letter of transmittal from Computershare with instructions on how to surrender certificates representing pre-reverse stock split shares, which will become book-entry shares post-reverse stock split. Stockholders should not send in their pre-reverse stock split certificates until they receive a letter of transmittal (which will also include a lost securities affidavit with respect to any certificate that cannot be located) from Computershare. In order to receive new shares of the Company’s common stock, cash payments in lieu of fractional shares, and any future dividends or distributions the Company may declare with a record date after the Effective Time of the reverse stock split, stockholders must return these certificated shares of common stock or a lost securities affidavit. Stockholders with book-entry shares or who hold their shares through a bank, broker, or other nominee will not need to take any action.

About Chimera

Chimera is a publicly traded real estate investment trust, or REIT, that is primarily engaged in the business of investing directly or indirectly through its subsidiaries, on a leveraged basis, in a diversified portfolio of mortgage assets, including residential mortgage loans, Agency RMBS, Non-Agency RMBS, Agency CMBS, and other real estate related securities.

Disclaimer

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, forbearance, deferred payments, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; our ability to find and retain qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Readers are advised that the financial information in this press release is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the Company’s independent auditors.

Chimera Investor Contact

Chimera Investment Corporation
Investor Relations
888-895-6557
www.chimerareit.com